EXHIBIT 10.20

THIS  AGREEMENT  made  as  of  the  30th  day  of  March,  2006,

BETWEEN:

          FREE DA CONNECTION SERVICES INC., a corporation organized and existing under the laws of Delaware

          (hereinafter  referred  to  as  "FREE  DA  USA")

                                                               OF THE FIRST PART

AND:

          FREE DA CONNECTION SERVICES INC., a corporation organized and existing under the laws of British Columbia

          (hereinafter  referred  to  as  "FREE  DA")

                                                              OF THE SECOND PART

AND:

          668158  B.C.  LTD.,  of  Surrey  BC,

          (hereinafter  referred  to  as  the  "Vendor")

                                                               OF THE THIRD PART

AND:

          JOHN  TASCHEREAU,  of  Surrey  BC

          (hereinafter  referred  to  as  "Taschereau")

                                                              OF THE FOURTH PART

AND:

          VIA VIS TECHNOLOGIES INC., a corporation organized and existing under the laws of Canada,

          (hereinafter  referred  to  as  "VV")

                                                               OF THE FIFTH PART

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WHEREAS:

A. The parties entered into a series of agreements in December, 2004 (hereinafter referred to as the "Agreements");

B. The parties entered into an Amendment Agreement dated December 30, 2005 (the "Amendment Agreement");

C. FREE DA USA, FREE DA, the Vendor, Taschereau and VV wish to amend the Agreements to reflect the changes as indicated below, and to replace the Amendment Agreement; and

D.     The  "Company"  shall  refer  to  FREE DA and FREE DA USA as appropriate.

NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto), the parties make the binding agreements, amendments and acknowledgements hereinafter set forth, the parties agree to replace the terms of the Amendment Agreement with the following terms:

1.  WITH  RESPECT  TO  THE IP PURCHASE AND SALE AGREEMENT BETWEEN THE VENDOR AND
FREE  DA  CONNECTIONS  SERVICES  INC.  PERCENTAGE  OF  GROSS  REVENUE  FEES

Pursuant to Section 4.1(a) of the IP Purchase and Sale Agreement, the Company will pay Vendor 2% of the Gross Sales generated by the Company. The parties have agreed amend Section 4.1(a) of the IP Purchase and Sale Agreement so that the Company will generate the Gross Revenue Target and pay Vendor the Percentage of Gross Revenue Fees as listed below for each calendar year from 2006 to 2010:

Year          Gross  Revenue Target     Minimum Percentage of Gross Revenue Fees
2006          $1,250,000               $25,000
2007          $1,250,000               $25,000
2008          $5,000,000               $100,000
2009          $5,000,000               $100,000
2010          $12,500,000               $250,000

The Percentage of Gross Revenue Fees payable to the Vendor will be 2% of Gross Revenue each year to a maximum of $500,000. If a Minimum Percentage of gross Revenue Fees is not met in a particular calendar year, the Company, at its sole discretion, may pay Vendor, no later then January 31 of the following calendar year, an amount equal to the Minimum Percentage of Gross Revenue Fees payable to Vendor for the

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calendar  year,  less  the  Percentage of Gross Revenue Fees already paid to the
Vendor for such calendar year. If the Company fails to pay the Minimum Gross Revenue Fees to Vendor in a calendar year the Intellectual Property will be transferred to the Vendor in accordance with the terms and conditions of the IP Purchase and Sale Agreement.

FIELD

The parties agree that the definition of "Field" in Section 1.1(f) of the IP Purchase and Sale Agreement will be amended to delete the term "PDA" and to add the phrase "but excludes the technology known as Push to Get".

DIVISIONAL  PATENT  FILING

The parties agree that the Company will within 10 days of a request to file a Divisional pursuant to Section 6.2 of the IP Purchase and Sale Agreement, act on said request.

SALE  OF  ASSETS

The parties agree to amend Section 18.1 of the IP Purchase and Sale Agreement so that Consent of Vendor is required before the sale of the all or substantially all of the assets of the Company for any amount below $30,000,000.

IMPROVEMENTS

The parties agree that no Improvements pursuant to Section 1.1(g) of the IP Purchase and Sale Agreement have been developed, invented or discovered at the date of this Agreement.

2. TASCHEREAU EMPLOYMENT AGREEMENT WITH FREE DA CONNECTION SERVICES INC. The parties have agreed to amend Section 3.11(b) of the Employment Agreement so that the Employer will pay 2.0% of the gross revenue up to cumulative gross revenue of $500,000,000 to Employee. Subsequent to the cumulative US$500 million of gross revenue, Employer will pay Employee 1.0% of the gross revenue earned by the Company for the remaining 10 years after the date of the Employment Agreement. The allowance pursuant to Section 3.11 of the Employment Agreement shall terminate on June 30, 2015. Such allowance during the 10-year period may not be cancelled by the Employer for any reason except in the event that all or substantially all of the assets of the Employer are sold. Should such an event take place, the Employer will pay Employee the difference between the total allowances paid to Employee and Percentage of Gross Revenue Fees paid to the Vendor under the provisions of the IP Purchase and Sale Agreement to that date and the sum of 25% of the asset sale price; or $9,800,000, whichever is less.
The parties further agree, that the Section 5.1 of the Employment Agreement shall be amended such that the Employee's non-compete period is amended to 15 days.

3.     PROMISSORY  NOTE  IN  FAVOUR  OF  VV

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All  parties have agreed to amend the promissory note held by VV to make monthly payments of US$10,000 beginning June 1, 2006 until the principal of $300,000 and interest is paid in full. Both parties agree that this promissory note will be secured by a general security agreement.

4. IN ADDITION TO THE ABOVE BINDING CHANGES, ALL PARTIES ALSO AGREE TO THE FOLLOWING TERMS AND CONDITIONS:

(a) With respect to the agreements between the parties, all parties hereto agree that they shall not deem the others to be in default of any of the agreements they have entered into as of the signing date of this Agreement.

(b) This Agreement and the rights, obligations and relations of the parties hereto shall be conclusively deemed to be made under, and for all purposes, governed by and construed in accordance with the laws of the province of British Columbia and the federal laws of Canada applicable therein, but without giving effect to any conflict of law rules.

(c) The parties hereto shall with reasonable diligence do all such things and provide all such reasonable assurances as may be required to modify the said agreements and consummate the transactions contemplated hereby, and each party hereto shall provide such further documents or instruments required by the other party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions.

(d) This Agreement shall be deemed to amend the Share Purchase Agreement dated December 30, 2004 (the "Share Purchase Agreement") in accordance with the terms of the Share Purchase Agreement. In all other respects, except for amendments necessarily consequential to those provided for herein, the Share Purchase Agreement is in full force and effect, unamended. All capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed thereto in the Share Purchase Agreement.

(e) This Agreement may be executed in any number of counterparts, whether by original or facsimile signature, and all such counterparts shall for all purposes constitute one agreement, binding on the parties hereto, provided each party hereto has executed at least one counterpart, and each shall be deemed to be an original, notwithstanding that all parties are not signatory to the same counterpart.

5.     NO  CLAIM  OF  BREACH
As at the date of this Agreement, the parties confirm to one another that although some payments are late, neither party is claiming any breach.

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IN WITNESS WHEREOF the parties hereto have hereunto duly executed this Agreement as  of  the  day  and  year  first  above  written.

FREE  DA  CONNECTION  SERVICES  INC.          668158  B.C.  LTD.

Per:                                          Per:
     ---------------------                    ---------------------
     Authorized  Signatory                    Authorized  Signatory


VIA  VIS  TECHNOLOGIES  INC.

Per:
     ---------------------                    ----------------
     Authorized  Signatory                    JOHN  TASCHEREAU




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